FIRST AMENDMENT TO CONSTRUCTION LOAN AGREEMENT

DATED AS OF
NOVEMBER 7, 2014

AMONG

STRATUS LAKEWAY CENTER L.L.C.,
AS BORROWER,

PLAINSCAPITAL BANK,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

FIRST AMENDMENT TO CONSTRUCTION LOAN AGREEMENT
THIS FIRST AMENDMENT TO CONSTRUCTION LOAN AGREEMENT (the “First Amendment to Loan Agreement” or this “Amendment”) is entered into effective as of November 7, 2014, among STRATUS LAKEWAY CENTER L.L.C., a Texas limited liability company (“Borrower”), PLAINSCAPITAL BANK, a state banking association, as Administrative Agent, and the financial institutions executing this Amendment as Existing Lender and New Lender, respectively, each as defined below.
R E C I T A L S
A.    Borrower, the Lenders party thereto and Administrative Agent are parties to that certain Construction Loan Agreement dated as of September 29, 2014 (the “Original Loan Agreement”).
B.    Immediately prior to the Effective Date, the Existing Lender owns 100% of the Loan.
C.    Borrower, the undersigned Lenders and Administrative Agent desire to amend the Original Loan Agreement as hereinafter provided.
D.    Upon the Effective Date, New Lender shall become a Lender under the Original Loan Agreement as hereinafter provided.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Same Terms. All terms used herein which are defined in the Original Loan Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Loan Documents to the “Agreement” shall mean the Original Loan Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by this Amendment, as the same shall hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:
“Effective Date” means November 7, 2014.
“Existing Lender” means PlainsCapital Bank, a state banking association.
“Modification Papers” means this Amendment and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.
“New Lender” means Southside Bank, a state banking association.
2.    Conditions Precedent. The obligations and agreements of Administrative Agent and the undersigned Lenders as set forth in this Amendment are subject to the satisfaction (in the opinion of Administrative Agent), unless waived in writing by Administrative Agent and New Lender, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

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A.    First Amendment to Loan Agreement. Administrative Agent shall have received copies of this Amendment duly executed by Borrower and the Required Lenders.
B.    Note for New Lender. Borrower shall have executed and delivered to New Lender a Note in the form of Exhibit H to the Original Loan Agreement.
C.    Upfront Fees. New Lender shall have received payment of an upfront fee in the amount of $125,000, and Existing Lender shall have received payment of an upfront fee in the amount of $14,300.
D.    Fees and Expenses. Borrower shall have paid to Administrative Agent all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.
E.    Representations and Warranties. All representations and warranties contained herein or in the other Modification Papers or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects with the same force and effect as though such representations and warranties have been made on and as of the Effective Date except: (i) to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date and (ii) the representations and warranties contained in subsections (a) and (b) of Section 11.2 of the Original Loan Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 9.1 of the Original Loan Agreement.
3.    Amendments to Original Loan Agreement. On the Effective Date, the Original Loan Agreement shall be deemed to be amended as follows:
(a)    The figure “$35,000,000” shall be changed to the figure “$37,860,000” in the sixth and seventh sentences in Section 2.1(b).
(b)    In Section 5.1(a) of the Original Loan Agreement, the reference to "78,455 acres" shall be changed to "78.455 acres".
(c)    Schedule 1.1 to the Original Loan Agreement shall be replaced by Schedule 1.1 attached to this Amendment.
4.    Confirmation of Occurrence of Syndication Event. The parties confirm that upon the occurrence of the Effective Date, the Syndication Event shall be deemed to have occurred.
5.    Adjustment of Pro Rata Shares of Lenders. The New Lender has become a Lender upon its execution of this Amendment, and on the Effective Date, the New Lender shall assume all rights and obligations of a Lender under the Original Loan Agreement, as amended hereby. The Administrative Agent, the Lenders and the Borrower hereby consent to New Lender’s acquisition of an interest in the Aggregate Commitments and its Pro Rata Share. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Commitments and Pro Rata Shares as set forth on Schedule 1.1, and the Administrative Agent and the Borrower hereby consent to such reallocation. The Administrative Agent, the Lenders and the Borrower hereby waive (a) any requirement that an Assignment and Assumption or any other documentation be executed in connection with such

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reallocation, and (b) the payment of any processing and recordation fee to the Administrative Agent. Notwithstanding the foregoing, the reallocation of the Commitments and Pro Rata Shares among the Lenders shall be deemed to have been consummated pursuant to the terms of an Assignment and Assumption attached as Exhibit G to the Original Loan Agreement as if the Lenders had executed an Assignment and Assumption with respect to such reallocation. On the Effective Date, the Commitment and Pro Rata Share of each Lender shall be as set forth on Schedule 1.1 attached to this Amendment, and shall be reflected in the Register maintained by Administrative Agent.
6.    Concerning the New Lender.
(a)    In connection herewith, the Existing Lender irrevocably sells and assigns to New Lender, and New Lender hereby irrevocably purchases and assumes from the Existing Lender, as of the Effective Date, so much of Existing Lender’s Commitment, the Loan and participations in Lakeway Letter of Credit, and rights and obligations in its capacity as a Lender under the Original Loan Agreement, the other Loan Documents, and any other documents or instruments delivered pursuant thereto (including without limitation any guaranties and, to the extent permitted to be assigned under applicable law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of the Existing Lender against any Person, whether known or unknown, arising under or in connection with the Original Loan Agreement, the other Loan Documents and any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby), such that the Existing Lender’s and the New Lender’s Commitment, Pro Rata Share of the Loan and participations in Lakeway Letter of Credit, and rights and obligations as a Lender shall be equal to its Pro Rata Share and Commitment set forth on Schedule 1.1 to this Amendment. Existing Lender agrees that the provisions of the form of Assignment and Assumption (including Annex 1) attached as Exhibit G to the Loan Agreement shall apply to it as assignor of such “Commitment.” Each party hereto agrees to execute an Assignment and Assumption or related ancillary documentation to give effect to the foregoing if requested by the Administrative Agent.
(b)    Upon the Effective Date, the Loan and participations in the Lakeway Letter of Credit of the Existing Lender outstanding immediately prior to the Effective Date shall be, and hereby are, restructured, rearranged, renewed, extended and continued as provided in this Amendment and shall continue as the Loan and participations in the Lakeway Letter of Credit of the Existing Lender and New Lender under the Original Loan Agreement, as amended by the Modification Papers (as so amended, the “Loan Agreement”).
(c)    New Lender represents and warrants to the Administrative Agent as follows:
(i)    it has received a copy of the Original Loan Agreement, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto;
(ii)    it has, independently and without reliance upon any Lender or any related party of the Administrative Agent or any Lender (an “Agent-Related Person”) and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated by the Loan Agreement, and made its own decision to enter into the Loan

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Agreement and to extend credit to the Borrower and the other Loan Parties under the Loan Agreement;
(iii)    it will, independently and without reliance upon any Lender or any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Loan Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, and other condition and creditworthiness of the Borrower and the other Loan Parties.
(d)    New Lender acknowledges as follows:
(i)    no Lender or Agent-Related Person has made any representation or warranty to it, and no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Lender or any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession;
(ii)    except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent pursuant to the Original Loan Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person; and
(iii)    on the Effective Date, subject to the satisfaction of the conditions to effectiveness set forth in Section 2 of this Amendment, it shall be deemed automatically to have become a party to the Loan Agreement and have all rights and obligations of a Lender under the Loan Agreement and the other Loan Documents, each as amended by the Modification Papers, as if it were an original Lender signatory thereto.
(e)    On the Effective Date, New Lender agrees to be bound by the terms and conditions set forth in the Original Loan Agreement and the other Loan Documents, each as amended by the Modification Papers, applicable to the Lenders as if it were an original Lender signatory thereto (and expressly makes the appointment set forth in, and agrees to the obligations imposed under, Section 15 of the Original Loan Agreement).
7.    Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers and the Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable Debtor Relief Laws; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by Borrower thereof; and (c) with respect to the HEB Lease, such lease is currently in force and effect, neither the landlord nor the tenant is in default thereunder, and each of the contingencies set forth in Section 2(f)(3) thereof has been satisfied such that the tenant no longer has any right to terminate such lease pursuant to such section; and (d) each of the conditions set forth in Sections 6.1 through 6.22 of the

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Original Loan Agreement has been satisfied; and (e) no Event of Default exists and, to Borrower's knowledge, there exist no facts or circumstances which, with the giving of notice and the passage of time, would reasonably be expected to constitute an Event of Default. In addition, Borrower represents that after giving effect to this Amendment all representations and warranties contained in Section 11 of the Original Loan Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date except: (i) to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date and (ii) the representations and warranties contained in Section 11.2 of the Original Loan Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 9.1 of the Original Loan Agreement.
8.    No Further Amendments. Except as previously amended in writing or as amended hereby, the Original Loan Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.
9.    Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent and each Lender do hereby adopt, ratify and confirm the Original Loan Agreement, as amended hereby, and acknowledge and agree that the Original Loan Agreement, as amended hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Loan Agreement, as amended hereby, and under the other Loan Documents, are not impaired in any respect by this Amendment. Any breach of any representations, warranties and covenants under this Amendment shall be an Event of Default under the Original Loan Agreement, as amended hereby.
10.    Limitation on Agreements. The modifications set forth herein are limited precisely as written and, except as expressly set forth herein, shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in, or constitute any course of dealing under, the Original Loan Agreement or any of other the Loan Documents, or (b) to prejudice any right or rights which Administrative Agent or any Lender now has or may have in the future under or in connection with the Original Loan Agreement or the other Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.
11.    Confirmation of Security. Borrower hereby confirms and agrees that all of the collateral documents (the Deed of Trust and the Guaranty Agreement) which presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Loan Agreement, as amended hereby.
12.    Counterparts. This Amendment may be executed in any number of counterparts (including execution by electronic transmission (i.e. pdf attachment)), each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
13.    Incorporation of Certain Provisions by Reference. The provisions of Section 16.4 of the Original Loan Agreement captioned “Governing Law, Jurisdiction, Venue” and Section 16.24 of the

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Original Loan Agreement captioned “Waiver of Jury Trial” are incorporated herein by reference for all purposes.
14.    Entirety, Etc. This Amendment and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER
Address for Notices: 212 Lavaca St., Suite 300 Austin, Texas 78701	STRATUS LAKEWAY CENTER, L.L.C. By: /s/ Erin D. Pickens Erin D. Pickens Senior Vice President

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ADMINISTRATIVE AGENT
Address for Notices: 2323 Victory Avenue, Suite 300 Dallas, Texas 75219	PLAINSCAPITAL BANK, as Administrative Agent By: /s/ Thomas Ricks Thomas Ricks Senior Vice President

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EXISTING LENDER
Address for Notices: 2323 Victory Avenue, Suite 300 Dallas, Texas 75219	PLAINSCAPITAL BANK By: /s/ Thomas Ricks Thomas Ricks Senior Vice President

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NEW LENDER
Address for Notices: P.O. Box 1079 Tyler, Texas 75710	SOUTHSIDE BANK By: /s/ Pam Cunningham Pam Cunningham Executive Vice President

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SCHEDULE 1.1

SCHEDULE OF LENDERS

Lender	Commitment	Pro Rata Share
PlainsCapital Bank	$37,860,000	60.229080500%
Southside Bank	$25,000,000	39.770919500%

Total	$62,860,000	100.000000000%

SCHEDULE 1.1, Schedule of Lenders – Solo Page